SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 5, 2001


BAR HARBOR BANKSHARES, INC.
(Exact name of registrant as specified in its charter)


MAINE				841105-D			01-0393663
(State or other jurisdiction		(Commission			(IRS
Employer
of incorporation)			File Number)
	Identification No.)


PO Box 400, 82 Main Street
Bar Harbor, ME							04609-0400
(Address of principal executive officers)				(Zip
Code)

Registrant's telephone number, including area code:  (207) 288-
3314


ITEM 5 - OTHER EVENTS

The Board of Directors of Bar Harbor Bankshares (the "Corporation") has voted to approve the hiring of a new Chief Executive Officer of the Corporation to replace Dean S. Read.
Mr. Read will continue as the President and Chief Executive Officer of Bar Harbor Banking and Trust Company, a wholly owned subsidiary of the Corporation, and will continue to serve as Chief Executive Officer of the Corporation until such time as his successor has been selected and approved by the Corporation's Board of Directors.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements - not applicable
(b)	Pro forma financial information - not applicable
(c)	Exhibits

	(1) News Release issued by Bar Harbor Bankshares, dated September 5, 2001



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 5, 2001



							BAR HARBOR BANKSHARES,
INC.



							/s/Dean S. Read
							President


For More Information Contact:
John P. Reeves, Chairman
Bar Harbor Bankshares
207-288-4687


For Immediate Release:

Bar Harbor Bankshares Positions for Next Phase of Growth

BAR HARBOR, MAINE - September 5, 2001: In a move to position for future growth, the Bar Harbor Bankshares Board of Directors has announced its intention to hire a new Chief Executive Officer to oversee an increased level of activity at the holding company level. The parent company of Bar Harbor Banking and Trust Company and BTI Financial Group has traditionally shared a CEO with its bank subsidiary. The decision to recruit an additional CEO to serve at the holding company level stems from last year's restructuring in the trust and asset management fields, the addition of brokerage and insurance under their BTI Financial Group subsidiary, and the company's ambitious plans for growth. Bankshares Chairman and former CEO, John P. Reeves, sees the move as positioning for a bright future. "The financial services industry has changed dramatically in the past decade, and we've evolved accordingly to better meet our customers' needs," he said. "In the old days, there wasn't much activity at the holding company level, so it was possible for one person to oversee both the Bank and the holding company effectively. We've found that's no longer the case," he continued.
Current Bar Harbor Banking and Trust Company and Bar Harbor Bankshares CEO, Dean S. Read, will stay in the Bank's top spot after a holding company CEO is hired. Read and BTI Financial Group CEO, Paul G. Ahern, will focus their full attention on running the bank and financial services companies, while the new holding company head will concentrate on corporate earnings and growth strategies. "Members of my senior management team are pleased to know that they'll have more of my time and attention," according to Read, who wholeheartedly supports the plan.
Bar Harbor Bankshares is an independently owned community financial services provider. Shares are traded on the AMEX under the symbol BHB.

Matters discussed in this press release, including statements with respect to future prospects for growth of Bar Harbor Bankshares and its subsidiaries, include forward looking statements involving risks and uncertainties for which Bar Harbor Bankshares claims the protection of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Future growth is contingent on a number of factors, including general economic conditions, changes in interest rates, competition from other financial services providers, successful development of synergies among Bar Harbor Bankshares' affiliates and the effectiveness of the Company's marketing programs. More information concerning Bar Harbor Bankshares can be derived from its periodic reports filed with the Securities and Exchange Commission, including Form 10Q as filed for the quarter ended June 30, 2001.

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